Class A:    GAGVX    Class C:    GCGVX     Institutional:    GINGX    Investor:    GIRGX    Class R:    GRGVX    Class R6:    GDEUX

Before you invest, you may want to review the Goldman Sachs U.S. Equity ESG Fund’s (formerly the Goldman Sachs Blue Chip Fund) (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 27, 2019, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional and Class R6 shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 44 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 104 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-113 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. EQUITY ESG FUND

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Institutional		Investor		Class R		Class R6
Management Fees	0.55%		0.55%		0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		None		0.50%		None
Other Expenses[2]	3.46%		3.71%		3.33%		3.46%		3.46%		3.32%
Service Fees	No	ne	0.2	5%	No	ne	No	ne	No	ne	No	ne
All Other Expenses	3.4	6%	3.4	6%	3.3	3%	3.4	6%	3.4	6%	3.3	2%
Total Annual Fund Operating Expenses	4.26%		5.01%		3.88%		4.01%		4.51%		3.87%
Fee Waiver and Expense Limitation[3]	(3.24)%		(3.24)%		(3.21)%		(3.24)%		(3.24)%		(3.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.02%		1.77%		0.67%		0.77%		1.27%		0.66%

[2]	“Other Expenses” for Class C, Institutional, Investor, and Class R6 Shares of the Fund have been restated to reflect expenses expected to be incurred during the current fiscal year.

[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.084% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Fund. These arrangements will remain in effect through at least December 27, 2020, and prior to such date, the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$648	$1,492	$2,348	$4,543
Class C Shares
— Assuming complete redemption at end of period	$280	$1,214	$2,248	$4,832
— Assuming no redemption	$180	$1,214	$2,248	$4,832
Institutional Shares	$68	$887	$1,724	$3,901
Investor Shares	$79	$923	$1,784	$4,012
Class R Shares	$129	$1,070	$2,019	$4,434
Class R6 Shares	$67	$884	$1,719	$3,892

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2019 was 47% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers that the Investment Adviser believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange traded funds (“ETFs”), futures and other instruments with similar economic exposures.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in U.S. companies that are considered by the Investment Adviser to be positioned for long-term growth of capital.

The Fund’s ESG criteria are generally designed to exclude companies that are not constituents of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ESG Universal Index or companies that are involved in, and/or derive significant revenue from, certain industries or product lines, including:

◾	gambling,
◾	alcohol,
◾	tobacco,
◾	coal, and
◾	weapons.

Once the Investment Adviser determines that an issuer meets the Fund’s ESG criteria, the Investment Adviser conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis will be conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. The Investment Adviser engages in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis. In addition, the Investment Adviser seeks to avoid what it believes to be structurally unattractive market segments.

In addition, the Fund generally does not intend to invest in companies that the Investment Adviser believes demonstrate weak corporate governance. The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund seeks to provide broad U.S. equity market exposure by investing in securities of U.S. issuers of any investment style.

The Fund may also invest up to 20% of its Net Assets in equity investments that may not adhere to the Fund’s ESG criteria, in non-U.S. issuers, and in fixed income securities, such as government, corporate and bank debt obligations.

The Fund’s performance benchmark index is the S&P 500® Index; however the Fund uses the MSCI ACWI ESG Universal Index to seek to identify issuers that meet its ESG criteria.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. EQUITY ESG FUND

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

ESG Standards Risk. The Fund’s adherence to its ESG criteria and the application of the Investment Adviser’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund generally will not seek to invest in companies that the Investment Adviser believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund generally will not seek to invest in companies that the Investment Adviser believes demonstrate weak corporate governance (e.g., certain state-owned enterprises). Adhering to the ESG criteria and applying the Investment Adviser’s supplemental ESG analysis may also affect the Fund’s performance relative to similar funds that do not adhere to such criteria or apply such analysis. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. The Fund’s ESG criteria and the application of the supplemental ESG analysis may be changed without shareholder approval.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk. The Fund intends to invest in up to approximately 50 companies. This relatively small number of issuers may subject the Fund to greater risks, because a decline in the value of any single investment held by the Fund may adversely affect the Fund’s overall value more than it would affect that of a fund holding a greater number of investments.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares compare to those of a broad-based securities market index. Between November 1, 2017 through August 30, 2020, the Fund had been known as the Goldman Sachs Blue Chip Fund, between May 1, 2015 through October 31, 2017, the Fund had been known as the Goldman Sachs Dynamic U.S. Equity Fund and, since the Fund’s inception through April 30, 2015, the Fund had been known as the Goldman Sachs U.S. Equity Fund, and certain of its principal investment strategies differed. Performance information set forth below prior to the close of business on August 30, 2020 reflects the performance resulting from the Fund’s former strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. EQUITY ESG FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2018	1 Year	5 Years	Since Inception
Class A Shares (Inception 11/30/09)
Returns Before Taxes	-7.40%	4.76%	8.96%
Returns After Taxes on Distributions	-9.42%	1.92%	7.02%
Returns After Taxes on Distributions and Sale of Fund Shares	-2.84%	3.48%	7.11%
Class C Shares (Inception 11/30/09)
Returns Before Taxes	-3.70%	5.15%	8.81%
Institutional Shares (Inception 11/30/09)
Returns Before Taxes	-1.66%	6.34%	10.06%
Investor Shares (Inception 11/30/09)
Returns Before Taxes	-1.71%	6.20%	9.90%
Class R Shares (Inception 11/30/09)
Returns	-2.22%	5.69%	9.36%
Class R6 Shares (Inception 7/31/15)*
Returns Before Taxes	-1.57%	6.37%	10.08%
S&P 500® Index (reflects no deduction for fees or expenses)	-4.38%	8.49%	11.83%

*

Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2010; Stephen E. Becker, CFA, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 2009; and Kevin Martens, Vice President, has managed the Fund since August 2020.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

EQG1SUM3-19V2